Exhibit 77(q)

Exhibits

(a)(1)  Amended Establishment and Designation of Series and Classes of Shares of Beneficial Interest effective June 1, 2009 with regard to the establishment of Class W shares of ING Equity Dividend Fund and ING MidCap Opportunities Fund - Filed as an Exhibit to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A filed on May 29, 2009 and incorporated herein by reference.
(a)(2)  Plan of Liquidation of ING Index Plus LargeCap Equity Fund VIII dated July 13, 2009 – Filed as an Exhibit to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A filed on August 14, 2009 and incorporated herein by reference.
(a)(3)  Plan of Liquidation of ING Index Plus LargeCap Equity Fund IX dated July 13, 2009 - Filed as an Exhibit to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A filed on August 14, 2009 and incorporated herein by reference.
(a)(4)  Certificate of Amendment of Declaration of Trust and Redesignation of Shares dated August 17, 2009 with respect to the redesignation of ING Principal Protection Fund X to ING Index Plus LargeCap Equity Fund X – Filed herein
(a)(5)  Abolition of Series of Shares of Beneficial Interest dated September 14, 2009 abolishing ING Index Plus LargeCap Equity Fund VIII and ING Index Plus LargeCap Equity Fund IX – Filed herein
(a)(6)  Plan of Liquidation of ING Index Plus LargeCap Equity Fund X dated September 14, 2009 – Filed herein
(a)(7)  Plan of Liquidation of ING Index Plus LargeCap Equity Fund XI dated September 14, 2009 – Filed herein
(a)(8)  Amended Establishment and Designation of Series and Classes of Shares of Beneficial Interest effective September 30, 2009 with regard to the establishment of Class W shares of ING Growth Opportunities Fund- Filed as an Exhibit to Post-Effective Amendment No. 104 filed on September 25, 2009 and incorporated herein by reference.
(a)(9)  Certificate of Amendment dated November 20, 2009 to the Amended and Restated Declaration of Trust dated February 25, 2003 to amended the Declaration of Trust to permit the Trustees to reclassify, reorganize, recapitalize or convert any issued or unissued shares of any class of any series into shares of one or more other classes – Filed herein
(e)(1)  Amended Schedule A dated November 2009 to the Second and Amended Investment Management Agreement between ING Equity Trust and ING Investments, LLC dated September 23, 2002 As Amended and Restated February 1, 2005 – Filed herein.
(e)(2)  Amended Schedule A dated November 2009 to the Investment Management Agreement between ING Equity Trust and ING Investments, LLC dated September 23, 2002 – Filed herein.
(e)(3)  Amended Schedule dated November 9, 2009 to the Investment Management Agreement between ING
Equity Trust and ING Investments, LLC dated May 9, 2001 – Filed herein.
(e)(4)  Amended Schedule A dated April 2009 to the Sub-Advisory Agreement between ING Equity Trust and ING Investments LLC dated September 23, 2001 – Filed herein.
(e)(5)  Amended Schedule A dated November 2009 to the Sub-Advisory Agreement between ING Investment LLC and ING Investment Management Co. dated September 23, 2001 – Filed herein.
(e)(6)  Amended Schedule A dated November 2009 to the Sub-Advisory Agreement between ING Investments LLC and ING Investment Management Co. dated May 9, 2001 – Filed herein
(e)(7)  Amended Schedule A dated November 2009 to the Sub-Advisory Agreement between ING Investments LLC and Tradewinds Global Investors LLC dated November 16, 2007 – Filed herein